UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 27, 2004

(Date of earliest event reported)

FIRST FEDERAL CAPITAL CORP

(Exact name of registrant as specified in its charter)

Commission File No. 000-18046

Wisconsin	39-1651288

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

605 State Street La Crosse, Wisconsin	54601

(Address of principal executive offices)	(Zip Code)

(608) 784-8000

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Press Release

ITEM 5. OTHER EVENTS.

    On April 27, 2004, First Federal Capital Corp entered into an Agreement and Plan of Merger with Associated Banc-Corp. The Agreement and Plan of Merger is filed as Exhibit 2.1 to this Form 8-K, and the press release of Associated Banc-Corp regarding the execution of the Agreement and Plan of Merger is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	No financial statements are required at this time.

(b)	No pro forma information is required at this time.

(c)	Exhibit No.	Description
	2.1	Agreement and Plan of Merger, by and between Associated Banc-Corp and First Federal Capital Corp, dated April 27, 2004. Schedules and exhibits to the Agreement and Plan of Merger have not been filed herewith. The Company agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

	99.1	Press release of Associated Banc-Corp, dated April 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL CAPITAL CORP
Date: April 28, 2004	By:	/s/ Jack C. Rusch
Jack C. Rusch, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and between Associated Banc-Corp and First Federal Capital Corp, dated April 27, 2004. Schedules and exhibits to the Agreement and Plan of Merger have not been filed herewith. The Company agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

99.1	Press release of Associated Banc-Corp, dated April 28, 2004.